Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Todd C. Larson and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2019 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ J. Cliff Eason      Director

J. Cliff Eason
Name (Typed or printed)

Date February 27, 2020

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Todd C. Larson and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2019 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Pina Albo      Director

Pina Albo
Name (Typed or printed)

Date February 27, 2020

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Todd C. Larson and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2019 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Christine R. Detrick      Director

Christine R. Detrick
Name (Typed or printed)

Date February 27, 2020

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Todd C. Larson and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2019 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ John J. Gauthier      Director

John J. Gauthier
Name (Typed or printed)

Date February 27, 2020

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Todd C. Larson and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2019 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Patricia L. Guinn      Director

Patricia L. Guinn
Name (Typed or printed)

Date February 27, 2020

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Todd C. Larson and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2019 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Hazel M. McNeilage      Director

Hazel M. McNeilage
Name (Typed or printed)

Date February 27, 2020

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Todd C. Larson and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2019 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Frederick J. Sievert      Director

Frederick J. Sievert
Name (Typed or printed)

Date February 27, 2020

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Todd C. Larson and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2019 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Stanley B. Tulin      Director

Stanley B. Tulin
Name (Typed or printed)

Date February 27, 2020

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Todd C. Larson and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2019 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Steven C. Van Wyk      Director

Steven C. Van Wyk
Name (Typed or printed)

Date February 27, 2020